UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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UNITED CONTINENTAL HOLDINGS, INC.
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Disclaimer

Forward-looking Statements

This website contains forward-looking statements that reflect the Company’s current expectations and beliefs with respect to certain current and future events, including its future plans with respect to the Board and Mr. Munoz’s full-time return as President and Chief Executive Officer. Factors that could cause actual events or results to differ significantly from those described in the forward-looking statements include, but are not limited to, those described in Part I, Item 1A., “Risk Factors” of the Company’s Form 10-K for the year ended December 31, 2015, as well as other risks and uncertainties set forth from time to time in the reports the Company files with the U.S. Securities and Exchange Commission. All forward-looking statements in this release are based upon information available to the Company on the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law.

Additional Information and Where to Find It

This website may be deemed to be solicitation material in connection with the matters to be considered at the 2016 annual meeting (the “2016 Annual Meeting”) of stockholders of United Continental Holdings, Inc. (“UAL”).  UAL intends to file a proxy statement and a WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from UAL stockholders. UAL STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Stockholders will be able to obtain any proxy statement, any amendments or supplements thereto and other documents filed by UAL with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at UAL’s website at www. ir.united.com in the “Securities Filings” section or by writing to UAL at 233 South Wacker Drive Chicago, Illinois 60606, Attn: Corporate Secretary.

Participants in the Solicitation

UAL and its directors and executive officers may be deemed to be participants in the solicitation of proxies from UAL’s stockholders in connection with the matters to be considered at the 2016 Annual Meeting. Investors may obtain information regarding UAL and its directors and executive officers in UAL’s Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on February 18, 2016, and UAL’s definitive proxy statement for its 2015 annual meeting of stockholders (the “2015 Annual Meeting”), which was filed with the SEC on April 24, 2015.  To the extent holdings of UAL securities by UAL’s directors or executive officers have changed since the amounts disclosed in the definitive proxy statement for the 2015 Annual Meeting, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 and Statements of Change in Beneficial Ownership on Form 4 filed with the SEC.  More detailed information regarding the identity of potential participants in the solicitation, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the 2016 Annual Meeting.

Regulation G Disclosure Statement

UAL evaluates its financial performance utilizing various accounting principles generally accepted in the United States of America (GAAP) and Non-GAAP financial measures, including Adjusted EBITDAR, adjusted pre-tax income, adjusted free cash flow, adjusted total debt outstanding, and non-fuel CASM, among others. CASM is a common metric used in the airline industry to measure an airline’s cost structure and efficiency. Pursuant to SEC Regulation G, UAL has included reconciliations of reported Non-GAAP financial measures to comparable financial measures reported on a GAAP basis. The company includes such measures because management believes they permit investors to view UAL’s performance using the same tools that management uses and to better evaluate UAL’s ongoing performance.

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On March 10, 2016, United Continental Holdings, Inc. posted the following to the Website:

2

UNITED LATEST NEWS AND UPDATES FREQUENTLY ASKED QUESTIONS WEBCASTS AND PRESENTATIONS UNITED MOMENTUM PUBLIC STATEMENTS OF SUPPORT We are well on our way to restoring United as the world's greatest and most resilient airline. Our team has been focused on improving the operation and the customer experience, and the results are starting to show. Over the past several months, United has experienced significant improvements in on-time arrivals and completion factor. United's 2015 earnings were one of the best in the Company's history, and we made progress shrinking the margin gap with our closest competitors, strengthening our balance sheet, and returning significant cash to shareholders. We have a lot of positive momentum and an unwavering focus on delivering industry-leading operational performance, elevating our customer experience and improving our financial performance to create increased long-term shareholder value. Our Board of Directors is focused on creating substantial value for shareholders, and provides important perspective, strategic advice and business expertise to our management team and oversees our drive to operate the safest, most dependable and welcoming airline while also providing unparalleled access to the world. RECENT NEWS TITLE DATE United Comments on Proxy Contest 03/08/16 United Appoints Three New Independent Directors 03/07/16 United Airlines Announces Return of President and CEO Oscar Munoz 03/06/16 More News © 2016 United Airlines All rights reserved. Important Information Contact SUBMIT example@email.com

UNITED LATEST NEWS AND UPDATES FREQUENTLY ASKED QUESTIONS WEBCASTS AND PRESENTATIONS PUBLIC STATEMENTS OF SUPPORT United Momentum Download PDF UAL MOMENTUM March 2016 Delivering Long-Term Shareholder Value Operational Execution • Significantly improving reliability in recent quarters • Investing in tools and employees to drive improved reliability • Improving relationships with employees • Implementing network strategies to deliver improved reliability • Leveraging flexible fleet to focus on our core markets Financial Improvement • Consistently growing earnings, ROIC, and pre-tax margin • Focusing on effective cost management • Executing network initiatives driving improved earnings • Innovating revenue management strategies • Establishing one of strongest balance sheets in the industry Capital Allocation • Investing in the business at sustainable levels • Reducing debt and pension obligations • Increasing pace of share repurchases • Maintaining liquidity of $5B to $6B Significantly Improved Financial Profile Return On Invested Capital (%)1 Adjusted Free Cash Flow ($bn)3 $2.5 21.0% ($0.5) ($1.6) 2012 2012 2013 2014 2015 2013 2014 2015 Adj. EBITDAR ($bn) Adjusted Pre-Tax Income ($bn) % Margin % Margin 10.4% 11.5% 13.8% 21.3% 1.6% 2.6% 5.1% 11.9% $8.1 $4.5 $4.4 $3.9 2012 Source: Company filings. 2013 2014 2015 2012 2013 2014 2015 Note: Adjusted EBITDAR, adjusted free cash flow and adjusted pre-tax income are Non-GAAP financial measures. Please refer to the reconciliation in the appendix. 1 Return on invested capital calculated as pre-tax income (adjusted for cash tax affected sum of interest expense, interest component of capitalized aircraft rent and pension interest expense less expected return on plan assets) divided by average invested capital. Invested capital calculated as total assets plus capitalized aircraft rent at 7.0x less non-interest bearing liabilities. 2 Approximately 1,300bps. 3 Adjusted free cash flow calculated as reported operating cash flow less adjusted capital expenditures. SIGN UP FOR EMAIL UPDATES example@email.com SUBMIT

Demonstrating Strong Operational Reliability Improvement

Consolidated Arrival A:00



+6.0 pts
52.7%
58.8%
FY14
FY15

Consolidated Arrival A:00[4]



+15.8 pts
51.2%
67.0%
YTD15
YTD16

Consolidated Completion Factor



+1.5 pts
96.0%
97.5%
FY14
FY15

Consolidated Completion Factor[4]



+0.3 pts
95.7%
96.0%
YTD15
YTD16

Source: Company data and masFlight.
[4] Through end of February 2015 and 2016.

Aggressively Managing Costs

Delivered significant cost improvement in 2015 while peers' cost structures expanded

On track to achieve goal of $1 billion in annual non-fuel cost savings one year ahead of schedule

Non-Fuel CASM[5] (Y-O-Y change)



1.3%
(0.7%)
0.1%
3.9%
2014
2015
DAL
AAL

"Project Quality" Cumulative Non-Fuel Cost Savings ($mm)



$380
$850
$1,000
2014
2015
2016E

Source: Company filings.
Note: Peers refer to American Airlines and Delta Air Lines. Non-fuel CASM is a Non-GAAP financial measure. Please refer to the reconciliation in the appendix.
[5] Other non-fuel CASM exclusions: special charges, third-party business expenses, profit sharing, restructuring and other expenses related to non-core operations.

Capital Structure is Resilient and Flexible Total Adj. Debt Outstanding ($bn)6 2015 Total Adj. Debt / Adj. EBITDAR6 Pension Debt 3.7x $36.9 DAL AAL $20.5 Unencumbered Assets ($bn)7 Aircraft Non-Aircraft8 $8.6 2010 2016E Source: Company filings. Note: Total adjusted debt outstanding and total adjusted debt / adjusted EBITDAR are Non-GAAP financial measures. Please refer to the reconciliation in the appendix. 6 Total adjusted debt includes aircraft rent capitalized at 7x, pension and unfunded post-retirement liability. 7 Assumes encumbered assets become unencumbered at maturity of related debt financing. 8 Non-aircraft includes spare engines, spare parts, routes, slots, simulators, ground equipment, passenger loading bridges and other property. Appendix: Reconciliation (GAAP to Non-GAAP) United Continental ($bn) – Adjusted EBITDAR and adjusted pre-tax income FYE - 12/31 2012 2013 2014 2015 United Continental ($bn) – Adjusted free cash flow FYE - 12/31 2012 2013 2014 2015 United Continental ($bn) – Non-fuel CASM FYE - 12/31 2013 2014 2015 United Continental ($bn) – Adjusted total debt outstanding ($bn) 2012 2013 2014 2015 Source: Company filings. 9 Calculated as a % of operating revenue (GAAP). Total gross debt including capital leases — GAAP $13.0 $12.3 $11.9 $11.8 (+) Capitalized aircraft rent @ 7x 7.0 6.6 6.2 5.3 (-) Unfunded pension and other retirement benefit obligations Total adjusted debt outstanding — Non-GAAP Adjusted EBITDAR Total adjusted debt / adj. EBITDAR — Non-GAAP 3.4 $23.4 $3.9 6.0x 5.1 $23.9 $4.4 5.4x 4.2 $22.4 $5.4 4.2x 3.4 $20.4 $8.1 2.5x Cost per available seat mile (CASM), Consolidated Operations (cents) — Non-GAAP 15.09 14.85 13.08 (-) Special charges (0.21) (0.18) (0.13) (-) Third-party business expenses (0.28) (0.22) (0.12) (-) Fuel expense (5.03) (4.75) (3.01) (-) Profit sharing per available seat mile Non-fuel CASM — Non-GAAP % y-o-y change (0.08) 9.49 (0.09) 9.61 1.3% (0.28) 9.54 (0.7%) Net cash provided by operating activities — GAAP $0.9 $1.4 $2.6 $6.0 (-) Adjusted capital expenditures Adjusted free cash flow — Non-GAAP Capital Expenditures — GAAP (2.6) ($1.6) 2.0 (2.4) ($0.9) 2.2 (3.1) ($0.5) 2.0 (3.5) $2.5 2.7 (+) Property & equipment acquired through the issuance of debt 0.5 0.2 1.1 0.9 (+) Airport construction financing 0.1 0.0 0.0 0.0 (-) Fully reimbursable projects Adjusted capital expenditures — Non-GAAP (0.0) $2.6 (0.0) $2.4 (0.0) $3.1 (0.01) $3.5 Operating revenues — GAAP $37.2 $38.3 $38.9 $37.9 (-) Operating expenses, exclusing special changes (35.8) (36.5) (36.1) (32.4) (+) Depreciation and amortization 1.5 1.7 1.7 1.8 (+) Aircraft rent Adjusted EBITDAR — Non-GAAP Adjusted EBITDAR margin (%)9 Operating income — GAAP 1.0 $3.9 10.4% 0.0 0.9 $4.4 11.5% 1.2 0.9 $5.4 13.8% 2.4 0.8 $8.1 21.3% 5.2 (+) Special charges 1.3 0.5 0.4 0.3 Operating income, excluding special charges 1.4 1.8 2.8 5.5 (-) Other non-operating expenses Adjusted pre-tax income — Non-GAAP Adjusted pre-tax margin (%))8 (0.8) $0.6 1.6% (0.8) $1.0 2.6% (0.8) $2.0 5.1% (1.0) $4.5 11.9% $0.6 3.5 5.1 0.4 0.3 7.6 $23.4 $23.9 $22.4 $23.8 29.3 3.4 5.1 13.7 4.2 20.0 3.4 18.8 18.1 17.0 10.1 2012 2013 2014 2015 DALAAL 2.5x2.8x $850 $380 DALAAL (0.7%) 20142015 51.2% $2.0 $0.6$1.0 $5.4 12.9% 10.0% 8.0% ($0.9) © 2016 United Airlines All rights reserved. Important Information Contact

UNITED

LATEST NEWS AND UPDATES | FREQUENTLY ASKED QUESTIONS | WEBCASTS AND PRESENTATIONS | UNITED MOMENTUM | PUBLIC STATEMENTS OF SUPPORT

Public Statements of Support


UNITED



The United Master Executive Council, Air Line Pilots Association – representing more than 12,000 pilots at United Airlines – issued a statement in support of United Airlines from Statement by Captain Todd Insler, Chairman, on March 10, 2016.

The Association of Flight Attendants-CWA, AFL-CIO (AFA) International — the world's largest Flight Attendant union – issued a statement of support for United Airlines from its President Sara Nelson on March 8, 2016.

The International Association of Machinists and Aerospace Workers (IAM) – the world's largest airline union and the largest union at United Airlines – issued a statement of support for United Airlines from District Lodge 141 President Mike Klemm on March 8, 2016.

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Statement by Captain Todd Insler, Chairman, United Master Executive Council, Air Line Pilots Association, Regarding the Attempt by Two Activist Investors to Gain Control of United's Board of Directors PR Newswire 10 March 2016 "United's pilots have grave concerns about the sudden attempt by two activist investors to gain effective control of United's Board of Directors. This coup attempt, being done for their own benefit and without publicly stating their intentions for the future of the airline, unnecessarily distracts all employees from our commitment to improve customer service and grow United Airlines. "Through the sacrifice of pay and benefits of over $10 billion, the United pilots helped save the Company in its darkest days. United Airlines is now on stable ground and making record profits while investing in its employees, aircraft and facilities. We are concerned that these activists will instigate a program focusing on short term gains to the detriment of United's customers and employees. Our returning CEO, Mr. Oscar Munoz, has renewed hope in our pilots through his genuine belief in our product and our people. The pilots of United Airlines share his vision and fully support Mr. Munoz. We will work with him to reestablish United Airlines as the industry leader." The Air Line Pilots Association represents more than 12,000 pilots at United Airlines. Dave Kelly, ALPA, 847/292-1708, david.kelly@alpa.org

Flight Attendant Union Confident in Munoz Vision for United Airlines PR Newswire 8 March 2016 The Association of Flight Attendants-CWA, AFL-CIO (AFA) International President Sara Nelson released the following statement after certain investors announced an attempt to gain six board seats on the United Continental Holdings, Inc. (UAL) Board: "Oscar Munoz has presented a vision for United Airlines that passengers and employees can believe in. Even during his recovery and sick leave, Munoz engaged meaningfully in repairing labor relations and getting Flight Attendant contract negotiations on track to conclusion. Our union has worked with a lot of management teams over seven decades and we have rarely experienced a CEO as engaged or committed to the success of an airline. "Oscar is moving United Airlines out of the era of struggling airlines and a failed merger to a vision of shared purpose that provides hope and excitement for the future of the airline. He has barely had the opportunity to put his plan into effect, but already we are seeing results. These investors are creating a distraction at just the wrong time if their interest is truly in turning around United and building an airline that will again lead the industry with performance, profits, share price and importantly, engaged employees who take pride in the place where they work. "Oscar Munoz is shaping up to be the best CEO at United Airlines since William Patterson. Flight Attendants support his efforts to return United Airlines to world-class, premier status." AFA represents 24,000 Flight Attendants at United Airlines. The Association of Flight Attendants is the world's largest Flight Attendant union. Focused 100 percent on Flight Attendant issues, AFA has been the leader in advancing the Flight Attendant profession for 70 years. Serving as the voice for Flight Attendants in the workplace, in the aviation industry, in the media and on Capitol Hill, AFA has transformed the Flight Attendant profession by raising wages, benefits and working conditions. Nearly 50,000 Flight Attendants come together to form AFA, part of the 700,000-member strong Communications Workers of America (CWA), AFL-CIO. Visit us at www.afacwa.org.

Machinists Union Supports Munoz Strategy at United Airlines Business Wire 8 March 2016 The International Association of Machinists and Aerospace Workers (IAM) District Lodge 141 President Mike Klemm today extended his support to United Airlines Chief Executive Officer (CEO) Oscar Munoz’ strategic plan to make United the preeminent global airline in the face of a challenge from a group of investors looking to appoint six new directors to the United Continental Holdings, Inc. (UAL) Board. “CEO Munoz has demonstrated by his actions, not merely words, that he believes employees make the difference in the success of an airline,” said IAM District 141 President Mike Klemm. “The progress we have already made in working with his team is proof of his commitment to United’s most important asset – its employees. This challenge to United’s board has the potential to distract the company and derail the progress we have made.” Late last year the IAM and United entered into limited issue, expedited discussions to extend contracts covering approximately 28,000 IAM members at United. As a condition for the IAM to enter those talks, United agreed to halt all outsourcing of work performed by IAM-represented workers until at least January, 2019. These negotiations are proceeding at an unprecedented pace. “It’s our members who make sure United’s customers get to where they’re going safely and on time, in all types of conditions,” continued Klemm. “If the people who make that happen aren’t treated properly, the product suffers. Oscar Munoz and his team have helped United turn the corner in improving employee relations and that ultimately benefits employees, shareholders and passengers alike.” The IAM is the world’s largest airline union and the largest union at United Airlines. More information about the IAM at United airlines is available at www.iam141.org.